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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                    January 10, 2002        (January 4, 2002)

                    -----------------------------------------
                Date of report (Date of earliest event reported)

                               Hexcel Corporation

               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                        1-8472                       94-1109521
--------------------------------------------------------------------------------------------
(State of Incorporation)         (Commission File No.)     (IRS Employer Identification No.)

                               Two Stamford Plaza
                              281 Tresser Boulevard
                        Stamford, Connecticut 06901-3238

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              (Address of Principal Executive Offices and Zip Code)


                                 (203) 969-0666

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              (Registrant's telephone number, including area code)

                                       N/A

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  OTHER EVENTS.
         ------------

         A copy of the press release issued by Hexcel Corporation, a Delaware corporation (the "Company"), on January 4, 2002 is filed as Exhibit
         99.1 to this Current Report and is incorporated herein by reference.

         A copy of a waiver dated as of December 31, 2001, relating to the Company's senior credit facility, is filed as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         -------------------------------------------------------------------

       (c)  Exhibits

             99.1     Press Release issued by the Company on January 4, 2002.

             99.2 Waiver, dated as of December 31, 2001, to the Second Amended and Restated Credit Agreement, dated as of September 15, 1998, among Hexcel Corporation and the Foreign Borrowers from time to time party thereto, the banks and other financial institutions from time to time parties thereto, Citibank, N.A., as Documentation Agent, and Credit Suisse First Boston, as Administrative Agent.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HEXCEL CORPORATION
Date:  January 10, 2002

                                          /s/ Stephen C. Forsyth
                                          ----------------------
                                              Stephen C. Forsyth
                                              Executive Vice President and
                                                Chief Financial Officer









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                                  EXHIBIT INDEX

EXHIBIT NO.                Description

99.1     Press Release issued by the Company on January 4, 2002.

99.2 Waiver, dated as of December 31, 2001, to the Second Amended and Restated Credit Agreement, dated as of September 15, 1998, among Hexcel Corporation and the Foreign Borrowers from time to time party thereto, the banks and other financial institutions from time to time parties thereto, Citibank, N.A., as Documentation Agent, and Credit Suisse First Boston, as Administrative Agent.













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